UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2012

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On February 24, 2012, Jarden Corporation (the “Company” or “Jarden”) entered into Amendment No. 1 to its Credit Agreement (as defined below) (the “Credit Agreement Amendment”) amending certain provisions of the Credit Agreement, dated as of March 31, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the “Luxembourg Borrower,” Barclays Bank PLC, as administrative agent and collateral agent (the “Administrative Agent”), and the several lenders and letter of credit issuers from time to time party thereto (the “Lenders”). Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l. are wholly-owned direct or indirect subsidiaries of the Company.

The Credit Agreement Amendment was entered into in order to, among other things, (i) implement a facilities increase permitted under the Credit Agreement that increases the term loans outstanding thereunder in an aggregate principal amount equal to $300,000,000, comprised of an increase of $150,000,000 in respect of the Tranche A Term Loan Facility and an increase of $150,000,000 in respect of the Tranche B Term Loan Facility and (ii) amend, modify and/or supplement certain other agreements, obligations, covenants, representations and warranties of the parties under the Credit Agreement.

In connection with the execution of the Credit Agreement Amendment, each existing guarantor under the Credit Agreement and the Company consented to the terms of the Credit Agreement Amendment and agreed that the terms of the Credit Agreement Amendment shall not affect in any way their obligations and liabilities under any loan document by executing that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement (the “Consent”).

The foregoing summary description of the Credit Agreement Amendment and the Consent and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement Amendment and the Consent, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though they were fully set forth herein.

Securitization Facility

On February 17, 2012, the Company and/or certain of its subsidiaries entered into the following agreements relating to its existing receivables securitization facility (the “Receivables Securitization Facility”): (i) the Third Amended and Restated Loan Agreement by and among the Company, as initial servicer, Jarden Receivables, LLC, as borrower (“JRLLC”), SunTrust Bank, as a lender (“SunTrust”), PNC Bank, National Association, as a lender (“PNC”) and Wells Fargo Bank, National Association, as a lender and issuer of letters of credit (“Wells Fargo,” and together with SunTrust and PNC, the “Lenders”), and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor contained therein executed by the Company, as performance guarantor (collectively, the “Third A&R Loan Agreement”); (ii) Amendment No. 1 to the Second Amended and Restated Receivables Contribution and Sales Agreement among the originators party thereto and JRLLC, as buyer (the “Amendment No. 1 to the Second A&R RCS Agreement”); (iii) a Lender Note executed by

JRLLC in favor of SunTrust (the “SunTrust Note”); (iv) an Amended and Restated Lender Note executed by JRLLC in favor of Wells Fargo (the “A&R Wells Fargo Note”); and (v) a Lender Note executed by JRLLC in favor of PNC (the “PNC Note,” and collectively with the Third A&R Loan Agreement, Amendment No. 1 to the Second A&R RCS Agreement, the SunTrust Note and the A&R Wells Fargo Note, the “Amended and Restated Securitization Documents”).

The Amended and Restated Securitization Documents were entered into in order to, among other things, increase the maximum principal amount of borrowings allowed under the Receivables Securitization Facility from $300,000,000 to $400,000,000, add PNC as a lender under the Receivables Securitization Facility, extend the term of the Receivables Securitization Facility through February 17, 2015, and permit an originator to obtain letters of credit from Wells Fargo as consideration for the sale of the purchased receivables.

Under the Receivables Securitization Facility, as amended by the Amended and Restated Securitization Documents, interest on borrowings will be based on (i) commercial paper interest rates, (ii) LIBOR rates, and/or (iii) a rate that is the higher of the prime rate or the federal funds rate as announced by SunTrust Bank plus 0.50%, in each case, plus an applicable margin of 0.90% per annum.

The foregoing summary description of the Amended and Restated Securitization Documents and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete texts of the Amended and Restated Securitization Documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.3 through 10.7 and are incorporated herein by reference as though they were fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” under the headings “Credit Agreement” and “Securitization Facility” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of February 24, 2012 among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent, and each incremental lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement.

10.3	Third Amended and Restated Loan Agreement, dated as of February 17, 2012, among Jarden Corporation, as initial servicer; Jarden Receivables, LLC, as borrower; SunTrust Bank, as a lender, PNC Bank, National Association, as a lender and Wells Fargo Bank, National Association, as a lender and issuer of letters of credit, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor thereunder executed by Jarden Corporation.

10.4	Amendment No. 1 to Second Amended and Restated Receivables Contribution and Sales Agreement, dated as of February 17, 2012, among the originators party thereto and Jarden Receivables, LLC, as buyer.

10.5	Lender Note, dated February 17, 2012, executed by Jarden Receivables, LLC in favor of SunTrust Bank.

10.6	Amended and Restated Lender Note, dated February 17, 2012, executed by Jarden Receivables, LLC in favor of Wells Fargo Bank, National Association.

10.7	Lender Note, dated February 17, 2012, executed by Jarden Receivables, LLC in favor of PNC Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2012

JARDEN CORPORATION

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Amendment No. 1 to Credit Agreement, dated as of February 24, 2012 among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent, and each incremental lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty Pledge and Security Agreement.

10.3	Third Amended and Restated Loan Agreement, dated as of February 17, 2012, among Jarden Corporation, as initial servicer; Jarden Receivables, LLC, as borrower; SunTrust Bank, as a lender, PNC Bank, National Association, as a lender and Wells Fargo Bank, National Association, as a lender and issuer of letters of credit, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor thereunder executed by Jarden Corporation.

10.4	Amendment No. 1 to Second Amended and Restated Receivables Contribution and Sales Agreement, dated as of February 17, 2012, among the originators party thereto and Jarden Receivables, LLC, as buyer.

10.5	Lender Note, dated February 17, 2012, executed by Jarden Receivables, LLC in favor of SunTrust Bank.

10.6	Amended and Restated Lender Note, dated February 17, 2012, executed by Jarden Receivables, LLC in favor of Wells Fargo Bank, National Association.

10.7	Lender Note, dated February 17, 2012, executed by Jarden Receivables, LLC in favor of PNC Bank, National Association.